Deutsche Asset
& Wealth Management
                                                                       [DB Logo]



Summary Prospectus | August 25, 2014




Deutsche Short Duration Fund

(formerly DWS Short Duration Fund)




 CLASS/Ticker    R6   PPLZX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutschefunds.com/ mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or asking your financial advisor. The prospectus and SAI, both dated August 25, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund's investment objective is to provide high income while also seeking to maintain a high degree of stability of shareholders' capital.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares.


SHAREHOLDER FEES

(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                              R6
                                      ----------
Management fee                            0.36
-------------------------------------     ----
Distribution/service
(12b-1) fees                             None
-------------------------------------    -----
Other expenses((1))                       0.15
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.51
-------------------------------------    -----

((1)) "Other Expenses" are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $52          $164       $285       $640
---  ---          ----       ----       ----

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance.


Portfolio turnover rate for fiscal year 2013: 47%.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal market conditions, the fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term credit rating categories by a nationally recognized statistical rating organization (a "NRSRO") (or, if unrated, determined by the fund's investment advisor to be of similar quality). The fund may invest in securities of varying maturities. The fund normally seeks to maintain an average portfolio duration (a measure of sensitivity to interest rate movements) of no longer than three years by investing in fixed income securities with short-to intermediate-term maturities.


The fund may also invest up to 10% of its assets in domestic and foreign below investment-grade fixed income securities ("junk bonds") rated in the fifth and sixth long-term credit rating categories by a NRSRO or, if unrated, determined by the fund's investment advisor to be of similar quality, including those whose issuers are located in countries with new or emerging securities markets.


Fixed income securities in which the fund may invest include US government securities or obligations that are issued or guaranteed by the US Treasury or by agencies or instrumentalities of the US government; obligations backed by such US government securities; US dollar-denominated fixed income securities of domestic or foreign corporations, including adjustable rate loans that have a senior right to payment ("senior loans") and other floating rate debt instruments; US dollar-denominated fixed income securities of foreign governments or supranational entities; US dollar-denominated asset-backed securities issued by domestic or foreign entities; non-US dollar-denominated fixed income securities of foreign corporations, foreign governments or supranational entities; mortgage pass-through securities issued by governmental and non-governmental issuers; collateralized mortgage obligations, real estate mortgage investment conduits and commercial mortgage-backed securities; short-term investments, including money market mutual funds.

The fund invests in short-term investments to meet shareholder withdrawals and other liquidity needs. Short-term investments will be rated at the time of purchase within one of the top two short-term rating categories by a NRSRO or, if unrated, determined by the fund's investment advisor to be of similar quality.


The fund may also invest in Rule 144A securities, securities or instruments on a when-issued, delayed delivery or forward commitment basis (e.g. TBA securities), repurchase agreements, reverse repurchase agreements and dollar rolls.


MANAGEMENT PROCESS. The fund's investment strategy emphasizes a diversified exposure to higher yielding mortgage, corporate and asset-backed sectors of the investment-grade fixed income markets. Portfolio management uses a top-down approach, first focusing on sector allocations, then using relative value analysis to select the best securities within each sector. When selecting securities, portfolio management analyzes such factors as credit quality, interest rate sensitivity and spread relationships between individual bonds.


DERIVATIVES. Portfolio management generally may use interest rate swaps or futures contracts, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), for duration management (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes). In addition, portfolio management generally may use (i) credit default swaps to seek to increase the fund's income, to gain exposure to a bond issuer's credit quality characteristics without directly investing in the bond, or to hedge the risk of default on bonds held in the fund's portfolio, (ii) options on interest rate futures to hedge interest rate movements of portfolio assets and (iii) total return swaps to seek to enhance potential gains.


The fund may also use various types of derivatives (i) for hedging purposes;
(ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.


MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.


INTEREST RATE RISK. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.)


CREDIT RISK. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in a payment default, security downgrade or inability to meet a financial obligation. Credit risk is greater for lower-rated securities.


Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest credit rating category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. High-yield debt securities are considered speculative, and credit risk for high-yield securities is greater than for higher-rated securities.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.



                                       2
                                                    Deutsche Short Duration Fund


                                              SUMMARY PROSPECTUS August 25, 2014

PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. The fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.


EMERGING MARKETS RISK. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative.


SENIOR LOANS RISK. Senior loans may not be rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission or listed on any national securities exchange. Therefore, there may be less publicly available information about them than for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior loans involve other risks, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.


CONFLICT OF INTEREST RISK. Affiliates of the Advisor may participate in the primary and secondary market for senior loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the senior loan market may restrict the fund's ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition.


LIQUIDITY RISK. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price.


PRICING RISK. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


FORWARD COMMITMENT RISK. When a fund engages in when-issued, delayed delivery or forward commitment transactions (e.g. TBAs), the fund relies on the counterparty to consummate the sale. Failure to do so may result in the fund missing the opportunity to obtain a price or yield considered to be advantageous. Such transactions may also have the effect of leverage on the fund and may cause the fund to be more volatile. Additionally, these transactions may create a higher portfolio turnover rate.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.


Class R6 is a new class of shares and therefore does not have a full calendar year of performance available. In the bar chart and table below, the performance figures reflect the historical performance of Class S. Class S shares are invested in the same portfolio of securities as Class R6 and would have had similar performance. Performance would differ only to the extent that Class R6 and Class S do not have the same fees and expenses. Class S (which was known as Investment Class prior to October 23, 2006) commenced operations on December 23, 1998 and is offered in a separate prospectus.


Prior to November 17, 2004, the fund had a different objective, strategies, fees and expenses. Consequently, the fund's past performance prior to this time may have been different if the current strategy had been in place.


                                       3
                                                    Deutsche Short Duration Fund


                                              SUMMARY PROSPECTUS August 25, 2014

CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.




[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]



  2004      2005      2006      2007      2008       2009       2010       2011     2012      2013
  6.55      2.56      5.73      5.48       -6.86     12.97      4.29      0.43      4.32      1.56




Best Quarter: 4.62%, Q2 2009       Worst Quarter: -5.08%, Q4 2008
Year-to-Date as of 6/30/14: 1.46%

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2013 expressed as a %)

After-tax returns (which are shown only for Class S and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.



                                   CLASS          1          5         10
                               INCEPTION       YEAR      YEARS      YEARS
                            ------------  ---------  ---------  ---------
CLASS S before tax          12/23/1998        1.56       4.62       3.59
--------------------------  ----------        ----       ----       ----
  After tax on
  distributions                               0.56       3.32       2.22
  After tax on distribu-
  tions and sale of fund
  shares                                      1.01       3.20       2.34
--------------------------  ----------        ----       ----       ----
BARCLAYS 1-3 YEAR
GOVERNMENT/CREDIT
INDEX (reflects no deduc-
tion for fees, expenses
or taxes)                                     0.64       2.02       2.91
--------------------------  ----------        ----       ----       ----

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


PORTFOLIO MANAGER(S)

WILLIAM CHEPOLIS, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2002.


ERIC S. MEYER, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2008.


GARY RUSSELL, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2006.


JOHN D. RYAN, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2010.


DARWEI KUNG, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2011.


PURCHASE AND SALE OF FUND SHARES


Class R6 shares are generally available only to certain retirement plans. If your plan sponsor has selected Class R6 shares as an investment option, you may purchase Class R6 shares through your securities dealer or any financial institution authorized to act as a shareholder service agent for your plan. There are no minimum investments for Class R6 shares. Contact your securities dealer or shareholder service agent for details on how to buy and sell Class R6 shares.



TAX INFORMATION


The fund's distributions generally are not taxable to you when your investment is in a tax-deferred investment plan eligible to buy R6 shares. Any withdrawals you make from such tax-deferred investment plans, however, may be taxable to you. It is possible that the fund's distributions may be subject to tax and thus may cause a reduction in your returns when your investment is in a non-qualified deferred compensation plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


No such payments are made with respect to Class R6 shares. To the extent the fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.


                                       4
                                                    Deutsche Short Duration Fund
                                  SUMMARY PROSPECTUS August 25, 2014 DSDF-R6-SUM